Vanguard Variable Insurance Funds—Balanced Portfolio
Supplement Dated April 29, 2021, to the Prospectus and Summary Prospectus Dated April 29, 2021
Important Change to Vanguard Variable Insurance Funds—Balanced Portfolio

Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Variable Insurance Funds—Balanced Portfolio (the Portfolio).
Loren L. Moran and Daniel J. Pozen, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Portfolio upon Mr. Stack’s retirement. The Portfolio’s investment objective, strategies, and policies will remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 106D 042021

Vanguard Variable Insurance Funds

Supplement Dated April 29, 2021, to the Statement of Additional Information Dated April 29, 2021
Important Change to Vanguard Variable Insurance Funds—Balanced Portfolio
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Variable Insurance Funds—Balanced Portfolio (the Portfolio).
Loren L. Moran and Daniel J. Pozen, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Portfolio upon Mr. Stack’s retirement. The Portfolio's investment objective, strategies, and policies will remain unchanged.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 106D 042021